Exhibit 10.1

VECTREN CORPORATION

(an Indiana corporation)

Common Stock

(No Par Value Per Share)

PURCHASE AGREEMENT

Dated: February 22, 2007

i

	(iii) Right to Transfer	15
(c)	Officer’s Certificates	15

SECTION 2.	SALE AND DELIVERY TO UNDERWRITERS; CLOSING.	15

(a)	Initial Securities	15
(b)	Option Securities	16
(c)	Payment	17
(d)	Denominations; Registration	17

SECTION 3.	Covenants of the Company	17

(a)	Compliance with Securities Regulations and Commission Requests	17
(b)	Filing of Amendments	18
(c)	Delivery of Registration Statements	18
(d)	Delivery of Prospectuses	19
(e)	Continued Compliance with Securities Laws	19
(f)	Permitted Free Writing Prospectuses	20
(g)	Registration Statement Renewal Deadline	20
(h)	Blue Sky Qualifications	20
(i)	Rule 158	21
(j)	Use of Proceeds	21
(k)	Listing	21
(l)	Restriction on Sale of Securities	21
(m)	Reporting Requirements	21

SECTION 4.	Payment of Expenses.	22

(a)	Expenses	22
(b)	Termination of Agreement	22

SECTION 5.	Conditions of Underwriters’ Obligations	23

(a)	Effectiveness of Registration Statement; Filing of Prospectus; Payment; Filing Fee	23
(b)	Opinions of Counsel for Company	23
(c)	Opinion of Counsel for Underwriters	23
(d)	Officers’ Certificate	24
(e)	Accountant’s Comfort Letter	24
(f)	Bring-down Comfort Letter	24
(g)	Approval of Listing	24
(h)	Lock-up Agreements	24
(i)	Conditions to Purchase of Option Securities	24
	(i) Officers’ Certificate	25
	(ii) Opinion of Counsel for Company	25
	(iii) Opinions of Counsel for Underwriters	25
	(iv) Bring-down Comfort Letter	25
(j)	Additional Documents	25
(k)	Termination of Agreement	25

ii

iii

VECTREN CORPORATION

(an Indiana corporation)

Common Stock

(No Par Value Per Share)

PURCHASE AGREEMENT

February 22, 2007

J.P. Morgan Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith

                       Incorporated

as Representatives of the several Underwriters

c/o Merrill Lynch, Pierce, Fenner & Smith

                             Incorporated

4 World Financial Center

New York, New York 10080

Ladies and Gentlemen:

Vectren Corporation, an Indiana corporation (the “Company”) and J.P. Morgan Securities Inc. acting as agent for one of its affiliates (the “Forward Seller”) at the Company’s request in connection with the letter agreement, dated the date hereof (the “Forward Agreement”) between the Company and J.P. Morgan Chase Bank, N.A. (the “Forward Purchaser”), attached hereto as Exhibit A, confirm their respective agreements with J.P. Morgan Securities Inc. (“J.P. Morgan”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters”, which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom J.P. Morgan and Merrill Lynch are acting as Representatives (in such capacity, collectively, the “Representative”), with respect to the sale by the Forward Seller (or, as contemplated by Section 2(a) hereof, the Company) and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, no par value per share, of the Company (“Common Stock”) set forth in said Schedule A attached hereto, and with respect to the grant by the Forward Seller (or, as contemplated by Section 2(a) hereof, the Company) to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of up to 690,000 additional shares of Common Stock to cover over allotments, if any. The aggregate 4,600,000 shares of Common Stock (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the 690,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the “Option Securities”) are collectively referred to herein as the “Securities”.

The Company and the Forward Seller understand that the Underwriters propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (No. 333-140777) covering the registration of certain securities, including the Securities, under the Securities Act of 1933, as amended (the “1933 Act”), including the related preliminary prospectus, which registration statement became effective upon filing under Rule 462(e) (“Rule 462(e)”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”). Such registration statement, at each time of effectiveness under the 1933 Act and the 1933 Act Regulations, including post-effective amendments thereto to such time, the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at such time and the documents otherwise deemed to be a part thereof pursuant to Rule 430B of the 1933 Act Regulations (“Rule 430B”), excepting therefrom, for purposes of clarity, any free writing prospectus (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”), a “free writing prospectus”), is referred to herein as the “Registration Statement”; provided, however, that all references to the “Registration Statement” shall be deemed to include information contained in a prospectus supplement (whether in preliminary or final form) relating to the Securities that is deemed to be a part of such registration statement as of the time specified in Rule 430B, excepting therefrom, for purposes of clarity, any free writing prospectus. Any information relating to the offering of the Securities that was omitted from such registration statement at the time it originally became effective but that is deemed to be a part of and included in such registration statement pursuant to Rule 430B is referred to herein as the “Rule 430B Information.” Each prospectus and prospectus supplement used in connection with the offering of the Securities that omitted Rule 430B Information, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, excepting therefrom, for purposes of clarity, any free writing prospectus, are collectively referred to herein as the “preliminary prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus supplement relating to the Securities in accordance with the provisions of Rule 430B and Rule 424(b) of the 1933 Act Regulations (“Rule 424(b)”). The final prospectus and the final prospectus supplement, in the form first furnished or made available to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time of the execution of this Agreement, excepting therefrom, for purposes of clarity, any free writing prospectus, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements (including notes) and schedules and other information which is “contained,” “included,” “disclosed” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements (including notes) and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus at the relevant time of effectiveness, issuance or execution of this Agreement, as the case may be, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the information which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, after such time pursuant to the 1934 Act.

SECTION 1. REPRESENTATIONS AND WARRANTIES.

(a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter, the Forward Seller and the Forward Purchaser as of the date of this Agreement, as of the Applicable Time referred to in Section 1(a)(ii) hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, the Forward Seller and the Forward Purchaser, as follows:

(i) Registration Statement, Disclosure Package and Prospectus. The Registration Statement became effective upon filing under Rule 462(e) on February 20, 2007. No stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

Any offer that is a written communication relating to the Securities made prior to the original filing of the Registration Statement by the Company or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the 1933 Act Regulations (“Rule 163(c)”)) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the 1933 Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including, without limitation, the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.

At the respective times the Registration Statement and each amendment thereto became effective, at the date of this Agreement, at each “new effective date” within the meaning of Rule 430B(f)(2) and at the Closing Time (and, if any Option Securities are purchased, at each Date of Delivery), the Registration Statement and each amendment thereto complied, comply and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

None of any preliminary prospectus, the Prospectus or any amendment or supplement, to any preliminary prospectus or the Prospectus, at the date of this Agreement, at the time such preliminary prospectus, the Prospectus or any such amendment or supplement to any preliminary prospectus or the Prospectus was, is or will be issued or at the Closing Time (or, if any Option Securities are purchased, at any Date of Delivery), included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the 1933 Act Regulations, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered or made available to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

At the Applicable Time, (i) the Statutory Prospectus (as defined below) at the Applicable Time, (ii) any Issuer Free Writing Prospectus (as defined below) issued at or prior to the Applicable Time and (iii) the information specified in Schedule B attached hereto, all considered together (collectively, the “Disclosure Package”), did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

As used in this subsection and elsewhere in this Agreement:

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Company, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Statutory Prospectus” as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to such time, including the documents incorporated by reference therein immediately prior to such time and any preliminary prospectus relating to the Securities that is deemed to be a part of and included in the Registration Statement pursuant to Rule 430B immediately prior to such time.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or the Disclosure Package made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use in the Registration Statement, the Prospectus or the Disclosure Package.

(ii) Status as a Well-Known Seasoned Issuer; Ineligible Issuer. (A) At the time of the original filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (C) at the time the

Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption of Rule 163 and (D) at the date hereof, the Company was and is a “well-known seasoned issuer”, as defined in Rule 405, including not having been and not being an “ineligible issuer”, as defined in Rule 405 (an “Ineligible Issuer”). The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company on a Rule 405 “automatic shelf registration statement”. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form.

At the time of the original filing of the Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date of this Agreement, the Company was not and is not an Ineligible Issuer without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(iii) Issuer Free Writing Prospectus. No Issuer Free Writing Prospectus, if any, as of its issue date or at any time prior to the completion of the offering and sale of the Securities, unless the Company has notified the Underwriters pursuant to Section 3(e) hereof, included, includes or will include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Prospectus or any preliminary prospectus, including any document incorporated by reference therein that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any such Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representative expressly for use therein.

(iv) Use of Written Communications by the Company. The Company has not made, used, prepared, authorized, approved or referred to, and will not make, use, prepare, approve or refer to, any “written communication” (as defined in Rule 405) in connection with the offering and sale of the Securities other than (A) the Registration Statement, (B) any preliminary prospectus, (C) the Prospectus, (D) any Issuer Free Writing Prospectus that has been reviewed and consented to by the Representative pursuant to Section 3(f) hereof and attached hereto as Schedule C or (E) any communication permitted under Rule 134 of the 1933 Act Regulations (“Rule 134”).

(v) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus or any preliminary prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Statutory Prospectus, at the time the Registration Statement or any amendment thereto became effective, at the earlier of the time the Prospectus was first used or the date and time of the first contract of sale of Securities, and at the Closing Time (and, if any Option Securities are purchased, at each Date of Delivery), did not, do not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(vi) Independent Accountants. The accountants that audited the Company’s consolidated financial statements and supporting schedules included in the Registration Statement, the Prospectus or the Disclosure Package are an independent registered public accounting firm within the meaning of the 1933 Act and the 1933 Act Regulations. The accountants that audited ProLiance Energy, LLC’s consolidated financial statements and supporting schedules included as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2006 (the “ProLiance Financial Statements”) are an independent public accounting firm within the meaning of the 1933 Act and 1933 Act Regulations

(vii) Financial Statements. The consolidated financial statements included in the Registration Statement, the Prospectus or the Disclosure Package, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified. Such consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement, the Prospectus or the Disclosure Package present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information, if any, included in the Registration Statement, the Prospectus or the Disclosure Package present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement, the Prospectus or the Disclosure Package. The Company is not required to include any financial statements of any other entity or business, other than ProLiance Energy, LLC, or any pro forma financial statements in the Registration Statement, the Prospectus or the Disclosure Package under the 1933 Act or the 1933 Act Regulations or in any document required to be filed with the Commission under the 1934 Act or the 1934 Act Regulations; the ProLiance Financial Statements, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the balance sheet and statements of operations and changes in members’ equity of ProLiance Energy LLC for the periods specified and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved.

(viii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement, the Prospectus and the Disclosure Package (except for subsequent issuances, if any, pursuant to the exercise of options or warrants referred to in the Registration Statement, the Prospectus and the Disclosure Package). All of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued by the Company and are fully paid and non-

assessable. No holder or beneficial owner of shares of capital stock of the Company will be subject to personal liability by reason of being such a holder or beneficial owner. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or other similar rights of any securityholder of the Company.

(ix) No Material Adverse Changes. Since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(x) Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana and has power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus or the Disclosure Package and to enter into and perform its obligations under, or as contemplated under, this Agreement and the Forward Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be in good standing could not reasonably be expected to result in a Material Adverse Effect.

(xi) Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X (“Rule 1-02”)) (each, a “Subsidiary” and, collectively, the “Subsidiaries”) is listed on Schedule D attached hereto and has been duly organized and is validly existing as a corporation in good standing, where applicable, under the laws of the jurisdiction of its incorporation, has power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus or the Disclosure Package and is duly qualified as a foreign corporation to transact business and is in good standing, where applicable, in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be in good standing could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the Prospectus and the Disclosure Package, all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Subsidiary were issued in violation of any preemptive or other similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (a) the Subsidiaries and (b) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” (as defined in Rule 1-02).

(xii) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xiii) Authorization of Forward Agreement. The Forward Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equity principles. The Forward Agreement conforms in all material respects to the descriptions thereof in the Registration Statement, the Prospectus and the Disclosure Package.

(xiv) Authorization of Securities and Settlement Shares. Any Securities to be issued and sold by the Company have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement, and such Securities, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration specified herein, will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive or other similar rights of any securityholder of the Company. The Settlement Shares (as defined in the Forward Agreement) have been duly authorized by the Company for issuance and sale to the Forward Purchaser pursuant to the Forward Agreement and, if and when issued and delivered by the Company pursuant to the Forward Agreement against payment of the consideration specified therein, will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive or other similar rights of any securityholder of the Company. No holder or beneficial owner of Securities or Settlement Shares will be subject to personal liability solely by being such a holder or beneficial owner.

The issuance and sale by the Company of the Settlement Shares to the Forward Purchaser or its affiliate in settlement of the Forward Agreement in accordance with the terms thereof will not require registration under the 1933 Act, and the Company will not have an obligation to deliver a prospectus in connection with any Settlement Shares delivered to the Forward Purchaser or its affiliate by the Company upon such Settlement, assuming that (i) the Prospectus was delivered by the Underwriters in connection with the sales of Securities in an amount not less than the Base Amount (as defined in the Forward Agreement and as determined on the date of the Forward Agreement), and (ii) the Forward Purchaser or its affiliate only delivers the Settlement Shares to close out open borrowings created in the course of the hedging activities created by the Forward Purchaser or its affiliate relating to its exposure under the Forward Agreement.

(xv) Description of Securities and Settlement Shares. The Securities conform, and Settlement Shares will conform, to all statements relating thereto contained in the Registration Statement, the Prospectus and the Disclosure Package and such description conforms to the rights set forth in the instruments defining the same. The certificate evidencing the Securities complies, and the certificate evidencing the Settlement Shares will comply, with all applicable legal requirements, the requirements of the Company’s charter and by-laws and the requirements of the New York Stock Exchange, Inc. (the “NYSE”).

(xvi) The Shareholders Rights Plan. The Shareholders Rights Agreement, dated as of October 21, 1999, between the Company and EquiServe Trust Company, N.A., as Rights Agent (the “Rights Agreement”), has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equity principles, and the rights under the Rights Agreement to which holders of the Securities will be entitled have been duly authorized and validly issued.

(xvii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws (or other organizational documents) or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that could not reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Forward Agreement and any other agreement or instrument entered into or issued, or to be entered into or issued, in connection with the transactions contemplated hereby or thereby and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the Prospectus or the Disclosure Package (including the issuance and sale of the Securities, the settlement by the Company of the Forward Agreement and the use of any proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws (or other organizational documents) of the Company or any of its subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xviii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its subsidiaries’ principal suppliers, customers or contractors, which, in either case, could reasonably be expected to result in a Material Adverse Effect.

(xix) Absence of Proceedings. Except as otherwise disclosed in the Registration Statement, the Prospectus and the Disclosure Package, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which (A) is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), (B) could reasonably be expected to result in a Material Adverse Effect, or (C) could reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated in this Agreement or the Forward Agreement or the performance by the Company of its obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement, the Prospectus and the Disclosure Package, including ordinary routine litigation incidental to the business, could not be reasonably expected to result in a Material Adverse Effect.

(xx) Accuracy of Exhibits. There are no franchises, contracts or other documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement or to any report filed with the Commission under the 1934 Act which have not been so described and filed as required.

(xxi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic (whether federal, state or local) or foreign, is necessary or required for due authorization, execution or delivery by the Company of this Agreement or the Forward Agreement or for the performance by the Company of its obligations hereunder or thereunder, in connection with the offering or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or the Forward Agreement, except such as have been already made, obtained or rendered or as may be required under state securities or blue sky laws.

(xxii) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own, possess or acquire, singly or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(xxiii) Possession of Licenses and Permits. Except as otherwise disclosed in the Registration Statement, the Prospectus and the Disclosure Package, (a) the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate regulatory agencies or bodies, domestic or foreign, necessary to conduct the business now operated by them, except where the non-possession of any such Government License could not reasonably be expected to result in a Material Adverse Effect, (b) the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (c) all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect could not reasonably be expected to result in a Material Adverse Effect and (d) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect.

(xxiv) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other material properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (a) as otherwise stated in the Registration Statement, the Prospectus and the Disclosure Package or (b) those which do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. All of the leases and subleases material to the business of the Company and its subsidiaries considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Registration Statement, the Prospectus or the Disclosure Package, are in full force and effect, and neither the Company nor any of its subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxv) Environmental Laws. Except as described in the Registration Statement, the Prospectus and the Disclosure Package and except as could not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (a) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (b) the Company and its subsidiaries possess all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (c) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (d) to the Company’s knowledge, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxvi) Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary for entities engaged in similar businesses in similar industries and as are adequate in accordance with the Company’s reasonable business judgment to protect the Company and its subsidiaries and their respective businesses. Neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(xxvii) No Restrictions on Subsidiaries. Except as set forth in the Registration Statement, the Prospectus and the Disclosure Package, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(xxviii) No Stabilization. The Company has not taken, directly or indirectly (without giving any effect to activities by the Underwriters), any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(xxix) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered on the Registration Statement or otherwise registered by the Company under the 1933 Act.

(xxx) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated, the application of any net proceeds therefrom as described in the Registration Statement, the Prospectus and the Disclosure Package and the consummation of the transactions contemplated in the Forward Agreement will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxxi) Energy Policy Act of 2005. The Company is not required under the Energy Policy Act of 2005 or the rules and regulations promulgated thereunder to seek approval to enter into or perform its obligations under this Agreement or the Forward Agreement or to consummate the transactions contemplated hereunder and thereunder.

(xxxii) Maintenance of Controls and Procedures. The Company has established and maintains “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the 1934 Act) that (a) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the filings made by the Company with the Commission which it may make under Section 13(a), 13(c), 14 or 15(d) of the 1934 Act are being prepared, (b) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Company’s most recent annual report filed with the Commission and (c) are effective to perform the functions for which they were established. The Company’s accountants and the Audit Committee of the Board of Directors of the Company have been advised of (x) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data and (y) any fraud, whether or not material, that involved management or other employees who have a role in the Company’s internal controls. Any material weaknesses in internal controls have been identified for the Company’s accountants. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses. Since the end of the Company’s most recent audited fiscal year, there has been (I) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (II) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(xxxiii) Other Controls. The Company and its consolidated subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) acquisition, disposition or other use of assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (E) the Company’s Chief Executive Officer and Chief Financial Officer have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission.

(xxxiv) Pending Proceedings and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the 1933 Act, and the Company is not the subject of a pending proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities.

(xxxv) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act) contained in the Registration Statement, the Prospectus or the Disclosure Package has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(xxxvi) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical or other market-related data included in the Registration Statement, the Prospectus or the Disclosure Package is not based on or derived from sources that are reliable and accurate in all material respects.

(b) Representations and Warranties by the Forward Seller. The Forward Seller represents and warrants to the Company and each Underwriter as of the date of this Agreement, as of the Applicable Time, as of the Closing Time, and as of each Date of Delivery (if any), and agrees with each Underwriter, as follows:

(i) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Forward Seller and, at the Closing Time, the Forward Seller will have full right, power and authority to sell, transfer and deliver the Securities.

(ii) Authorization of the Forward Agreement. The Forward Agreement has been duly authorized, executed and delivered by the Forward Purchaser and constitutes a valid and legally binding agreement of the Forward Purchaser, enforceable against the Forward Purchaser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equity principles.

(iii) Right to Transfer. The Forward Seller will, at the Closing Time and each Date of Delivery, if any, have the free and unqualified right to transfer the Securities to be sold by the Forward Seller hereunder free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity of any kind; and upon delivery of the Securities and payment of the purchase price therefor as specified in this Agreement, assuming the Underwriters had no notice of any adverse claim, each Underwriter will have the free and unqualified right to transfer the Securities purchased by it from the Forward Seller free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity of any kind.

(c) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representative or to counsel for the Underwriters or to the Forward Seller or the Forward Purchaser shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate.

SECTION 2. SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

(a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Forward Seller (or, subject to the succeeding paragraph, the Company) agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Forward Seller (or, if applicable, the Company) at the price per share set forth in Schedule B attached hereto, the number of Initial Securities set forth in Schedule A attached hereto opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

Notwithstanding the foregoing, if the Company does not meet all of the conditions to effectiveness set forth in the Forward Agreement (other than the condition in clause (iv) thereof) on or prior to the Closing Date, the Forward Seller, in its sole judgment, may choose not to borrow and deliver for sale any Securities. In addition, in the event that either (i) the Forward Seller is unable to borrow and deliver for sale under this Agreement the number of Initial Securities set forth in Schedule A hereto or (ii) in the sole judgment of the Forward Seller, it is either impracticable to do so or the Forward Seller would incur a stock loan cost of more than a rate equal to 35 basis points per annum to do so, then the Forward Seller shall only be required to deliver for sale hereunder the aggregate number of shares of Common Stock that it is able to, and that it is practicable to so borrow at or below such cost. If the number of Initial Securities that the Forward Seller is obligated to sell hereunder is reduced pursuant to the preceding two sentences (which reduction, for the avoidance of doubt, may be to zero), the number of Initial Securities that the Forward Seller is obligated to sell to each Underwriter shall be reduced, pro rata as nearly as practicable, among the Underwriters and, in lieu of the Forward Seller, the Company shall issue and sell, and the Underwriters shall severally purchase from the Company, a number of Initial Securities equal to the number of Initial Securities that the Forward Seller does not deliver.

If, pursuant to the foregoing, the Forward Seller does not borrow and deliver for sale all of the Initial Securities, the Forward Seller will use its reasonable best efforts to notify the Company and the Underwriters thereof as promptly as practicable but in no event later than the Closing Time. Each of the Underwriters and the Company shall have the right to postpone the Closing Time for a period not exceeding one New York business day following such notice from the Forward Seller in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

(b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Forward Seller (or, subject to the succeeding paragraph, the Company) hereby grants an option to the Underwriters, severally and not jointly, to purchase all or any portion of an additional 690,000 shares of Common Stock at the price per share set forth in Schedule D, less, if applicable, an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time but only between the hours of 4:15 P.M. (New York time) and 4:00 A.M. (New York time) and only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch to the Company and the Forward Seller setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by Merrill Lynch, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A attached hereto opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representative in its discretion shall make to eliminate any sales or purchases of fractional shares.

Notwithstanding the foregoing, in the event that either (i) the Forward Seller is unable to borrow and deliver for sale under this Agreement such number of Option Securities or (ii) in the sole judgment of the Forward Seller, it is either impracticable to do so or the Forward Seller would incur a stock loan cost of more than a rate equal to 35 basis points per annum to do so, then the Forward Seller shall only be required to deliver for sale hereunder the aggregate number of Option Securities that it is able to, and that it is practicable to so borrow at or below such cost. If the number of such Option Securities that the Forward Seller is obligated to sell hereunder is reduced pursuant to the preceding sentence (which reduction, for the avoidance of doubt, may be to zero), the number of such Option Securities that the Forward Seller is obligated to sell to each Underwriter shall be reduced, pro rata as nearly as practicable, among the Underwriters and, in lieu of the Forward Seller, the Company shall issue and sell, and the Underwriters shall severally purchase from the Company, a number of Option Securities equal to the number of Option Securities that the Forward Seller does not deliver.

If, pursuant to the foregoing, the Forward Seller does not borrow and deliver for sale all such Option Securities, the Forward Seller will use its reasonable best efforts to notify the

Company and the Underwriters thereof as promptly as practicable but in no event later than the applicable Date of Delivery. Each of the Underwriters and the Company shall have the right to postpone such Date of Delivery for a period not exceeding one New York business day following such notice from the Forward Seller in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

(c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York, 10019, or at such other place as shall be agreed upon by the Representative, the Forward Purchaser and the Company, at 9:00 A.M. (New York time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative, the Forward Seller and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery for, such Option Securities shall be made at the above mentioned offices, or at such other place as shall be agreed upon by the Representative, the Forward Seller and the Company, on each Date of Delivery as specified in the notice from the Representative to the Company and the Forward Seller.

Payment shall be made to the Forward Seller (or, if applicable, the Company) by wire transfer of immediately available funds to a bank account designated by the Forward Seller (or, if applicable, the Company), against delivery to the Representative for the respective accounts of the Underwriters of the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d) Denominations; Registration. The Initial Securities and the Option Securities, if any, shall be delivered in such denominations and registered in such names as the Representative may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representative in The City of New York not later than 10:00 A.M. (New York time) on the New York business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter and the Forward Purchaser as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B and will notify the Representative promptly, and confirm the notice in writing, of (i) when any post-effective amendment to the Registration Statement or a new registration statement relating to the Securities shall become effective, or any preliminary prospectus, the Prospectus or any amendment or supplement to any preliminary prospectus or the Prospectus shall have been filed with the Commission, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or a new registration statement relating to the Securities or any amendment or supplement to any preliminary prospectus or the Prospectus or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the 1933 Act concerning the Registration Statement or (v) the Company becoming the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as practicable. The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).

(b) Filing of Amendments. The Company will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement or a new registration statement relating to the Securities or any amendment, supplement or revision to either any preliminary prospectus (including the prospectus included in the Registration Statement at the time it originally became effective) or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representative with copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and any new registration statement relating to the Securities and, in each case, any amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy thereof (without exhibits) for each of the Underwriters. Copies of the Registration Statement and any new registration statement relating to the Securities and, in each case, any amendment thereto furnished to the

Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus and any amendment or supplement thereto as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish or make available to each Underwriter, without charge, during the period when a prospectus is required under the 1933 Act or 1934 Act to be delivered (or but for the exemption afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”) would be required to be delivered) to investors in connection with sales of the Securities, such number of copies of the Prospectus and any amendment or supplement thereto as such Underwriter may reasonably request. Each preliminary prospectus and the Prospectus and, in each case, any amendment or supplement thereto furnished or made available to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Prospectus and the Disclosure Package. If, at any time when a prospectus is required under the 1933 Act or the 1934 Act to be delivered (or but for the exemption afforded by Rule 172 would be required to be delivered) to investors in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus or the Disclosure Package, as the case may be, in order that the Prospectus or the Disclosure Package, as the case may be, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or the circumstances then prevailing, not misleading, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement, amend or supplement the Prospectus or the Disclosure Package or file a new registration statement relating to the Securities in order to comply with law, including the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly notify the Representative of any such event or condition and prepare and file with the Commission (and use its best efforts to have any amendment to the Registration Statement or any new registration statement containing the Prospectus to be declared effective immediately (if it is not an automatic shelf registration statement)), subject to Section 3(b) and 3(f) hereof, such new registration statement or amendment or supplement, at its own expense, as may be necessary to correct such statement or omission or to comply with law. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Securities), the Prospectus or any preliminary prospectus, including the documents incorporated by reference therein, the Company will promptly notify the Representative and will promptly amend or supplement such Issuer Free Writing Prospectus, at its own expense, to eliminate or correct such conflict.

(f) Permitted Free Writing Prospectuses. The Company represents that neither it nor anyone acting on its behalf has made, and agrees that, unless it obtains the prior written consent of the Representative, neither it nor anyone acting on its behalf will make, any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a free writing prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the Representative shall be deemed to have been given in respect of each free writing prospectus (as defined in Rule 405), if any, that is attached hereto as Schedule C. Any such free writing prospectus that is consented to, or is deemed to have been consented to, by the Representative is referred to herein as a “Permitted Free Writing Prospectus”. The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 of the 1933 Act Regulations applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Underwriters agree that, unless they obtain the prior written consent of the Company and, in the case of the Underwriters other than the Representative, the Representative, they will not make any offer relating to the Securities that constitutes or would constitute a free writing prospectus required to be filed with the Commission under Rule 433. Notwithstanding the foregoing, the Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an Issuer Free Writing Prospectus, and (b) contains only (i) information describing the preliminary terms of the Securities or their offering, (ii) information permitted by Rule 134 or (iii) information that describes the final terms of the Securities or their offering and other customary information relating thereto.

(g) Registration Statement Renewal Deadline. If immediately prior to the third anniversary (the “Renewal Deadline”) of February 23, 2007 any of the Securities remain unsold by the Underwriters, the Company will, prior to the Renewal Deadline, file, if they have not already done so, a new shelf registration statement relating to the Securities in a form satisfactory to the Representative, and will use its best efforts to cause such registration statement to be declared effective within 60 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating thereto. References herein to the “Registration Statement” shall include such new shelf registration statement.

(h) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representative may designate and to maintain such qualifications in effect for as long as necessary to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction.

(i) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(j) Use of Proceeds. The Company will use any net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the Prospectus and the Disclosure Package under “Use of Proceeds”.

(k) Listing. The Company will use its best efforts to effect the listing of the Securities and the Settlement Shares, prior to the Closing Time, on the NYSE and to maintain that listing.

(l) Restriction on Sale of Securities. During a period of 90 days from the date of this Agreement, the Company will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of any option or warrant outstanding on the date hereof and referred to in the Registration Statement, the Prospectus and the Disclosure Package, (C) any grants pursuant to the Vectren Corporation At-Risk Compensation Plan originally adopted by the Board of Directors of the Company on January 24, 2001, pursuant to which 5,350,000 shares of Common Stock have been reserved for issuance and amended and restated on February 22, 2006, (D) Settlement Shares issued by the Company pursuant to the Forward Agreement, (E) any shares of Common Stock issued by the Company pursuant to any defined contribution retirement savings plans that the Company maintains and that are qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended, and (F) any shares of Common Stock issued by the Company pursuant to the Company’s dividend reinvestment plan. Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions imposed in this clause (l) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

(m) Reporting Requirements. The Company, during the period when a prospectus is required under the 1933 Act or the 1934 Act to be delivered (or but for the exemption afforded by Rule 172 would be required to be delivered) to investors in connection with sales of the

Securities, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

SECTION 4. Payment of Expenses.

(a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and any new registration statement relating to the Securities and, in each case, any amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters, the Forward Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities or the Settlement Shares, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, if applicable, and for the Settlement Shares to be delivered under the Forward Agreement, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters or of the Settlement Shares to be delivered under the Forward Agreement, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors or agents (including transfer agents and registrars), (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, the Prospectus and each Issuer Free Writing Prospectus and any amendments or supplements thereto and any costs associated with the electronic delivery of any of the foregoing to investors, (vii) the fees and expenses incurred in connection with effecting and maintaining the listing of the Securities and the Settlement Shares on the NYSE, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (ix) the fees and expenses related to the Forward Agreement and (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in Section 1(a)(i). It is understood, however, that except as provided in this Section 4 and Section 6 the Underwriters will be responsible for all of their own costs and expenses, including the fees of their counsel, any transfer taxes on the Securities upon resale by them and all other expenses incurred by them in connection with any offering of the Securities made by the Underwriters.

(b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5, Section 9(a)(i) or Section 9(a)(iii) (first clause only), the Company shall reimburse the Underwriters for all of their out of pocket expenses reasonably incurred by the Underwriters in connection with the preparation for the purchase, sale and delivery of the Securities pursuant to the transactions contemplated in this Agreement, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Forward Seller contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement; Filing of Prospectus; Payment; Filing Fee. The Registration Statement has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. The Prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B). All material required to be filed by the Company pursuant to Rule 433(d) shall have been filed with the Commission within the applicable time periods presented for such filings under Rule 433. The Company shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b) Opinions of Counsel for Company. At Closing Time, the Representative, the Forward Seller and the Forward Purchaser shall have received the favorable opinions, dated the Closing Time, of Barnes & Thornburg LLP, Indiana counsel for the Company, Ronald E. Christian, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of the Company and Kegler Brown Hill & Ritter, Ohio counsel for the Company, in form and substance satisfactory to counsel for the Underwriters and to the Forward Seller and the Forward Purchaser, together with signed or reproduced copies of such letters for each of the other Underwriters, to the effect set forth in Exhibits B-1, B-2 and B-3 attached hereto, respectively, and to such further effect as counsel to the Underwriters or the Forward Seller and the Forward Purchaser may reasonably request (including opinions of local counsel with respect to the good standing of Vectren Energy Delivery of Ohio, Inc. and Indiana Gas Company, Inc.).

(c) Opinion of Counsel for Underwriters. At Closing Time, the Representative, the Forward Seller and the Forward Purchaser shall have received the favorable opinion, dated the Closing Time, of Sidley Austin LLP, counsel for the Underwriters, in form and substance satisfactory to the Representative and to the Forward Seller and the Forward Purchaser. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representative. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries, public officials and others.

(d) Officers’ Certificate. At Closing Time, there shall not have been, since the execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative, the Forward Seller and the Forward Purchaser shall have received a certificate of the Chief Executive Officer, the President or an Executive Vice President of the Company and of the Chief Financial Officer, the Chief Accounting Officer or the Treasurer of the Company, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company contained in this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to the best of such officer’s knowledge are threatened by the Commission.

(e) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representative, the Forward Seller and the Forward Purchaser shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance satisfactory to the Representative, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Prospectus or the Disclosure Package.

(f) Bring-down Comfort Letter. At Closing Time, the Representative, the Forward Seller and the Forward Purchaser shall have received from Deloitte & Touche LLP a letter, dated the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(e) hereof, except that the specified date referred therein to shall be a date not more than three New York business days prior to the Closing Time.

(g) Approval of Listing. At Closing Time, the Securities shall be listed on the NYSE and the Settlement Shares shall have been approved for listing on the NYSE, subject only to official notice of issuance

(h) Lock-up Agreements. At the time of execution of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit C attached hereto signed by the persons listed on Schedule E attached hereto.

(i) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Forward Seller contained herein and in the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representative, the Forward Seller and the Forward Purchaser shall have received:

(i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer, the President or an Executive Vice President of the Company and of the Chief Financial Officer, the Chief Accounting Officer or the Treasurer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

(ii) Opinion of Counsel for Company. The favorable opinions of Barnes & Thornburg LLP, Indiana counsel for the Company, and Ronald E. Christian, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary of the Company, in form and substance satisfactory to the Representative, the Forward Seller and the Forward Purchaser, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iii) Opinions of Counsel for Underwriters. The favorable opinion of Sidley Austin LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv) Bring-down Comfort Letter. A letter from Deloitte & Touche LLP, in form and substance satisfactory to the Representative, the Forward Seller and the Forward Purchaser, dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representative pursuant to Section 5(f) hereof, except that the “specified date” referred to therein shall be a date not more than three New York business days prior to such Date of Delivery.

(j) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Forward Purchaser in connection with the issuance and sale of the Securities and the Settlement Shares as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(k) Termination of Agreement. If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, as the case may be, may be terminated by the Representative by notice to the Company and to the Forward Seller at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 13 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

(a) Indemnification of the Underwriters, the Forward Seller and the Forward Purchaser. The Company agrees to indemnify and hold harmless each Underwriter, the Forward Seller, the Forward Purchaser and each person, if any, who controls an Underwriter, the Forward Seller or the Forward Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or any preliminary prospectus, any Issuer Free Writing Prospectus, the Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) hereof, counsel to the indemnified parties shall be selected by the Representative, and, in the case of parties indemnified pursuant to Section 6(b) hereof, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a) (ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, the Forward Seller and the Forward Purchaser, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, the Forward Seller and the Forward Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Underwriters, the Forward Purchaser and the Forward Seller, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as (i) the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company (which shall be deemed to include the proceeds that would be received by the Company upon physical settlement of the Forward Agreement assuming a Forward Price (as such term is defined in the Forward Agreement) equal to the purchase price per share payable by the Underwriters pursuant to this Agreement for the Securities) and (ii) the proceeds received by the Underwriters from the sale of the Securities less the purchase price payable by the Underwriters pursuant to this Agreement in respect of the Securities.

The relative fault of the Company, on the one hand, and the Underwriters, the Forward Seller and the Forward Purchaser, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, the Forward Seller and the Forward Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company on the one hand and the Underwriters and the Forward Seller, on the other hand, agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, the Forward Seller, the Forward Purchaser and each person, if any, who controls an Underwriter, the Forward Seller or the Forward Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A attached hereto and not joint.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company and (ii) delivery of and payment for the Securities.

SECTION 9. Termination of Agreement.

(a) Termination; General. The Representative may terminate this Agreement, by notice to the Company and the Forward Seller, at any time at or prior to the Closing Time, if (i) there has been, since the execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) trading in any securities of the Company, Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company or Vectren Energy Delivery of Ohio, Inc. has been suspended or materially limited by the Commission or a national securities exchange, or if trading generally on the American Stock

Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) there has occurred a material disruption in commercial banking or securities settlement or clearance services in the United States, or (v) a banking moratorium has been declared by either Federal or New York authorities.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 13 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24 hour period, then:

(a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Forward Seller (or, if applicable, the Company) to sell the relevant Option Securities, as the case may be, either the Representative or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at J.P. Morgan Securities Inc., 277 Park Avenue, 9th Floor, New York, New York 10172, attention of Equity Syndicate Desk; notices to the Forward Purchaser shall be directed to it at J.P. Morgan Securities Inc., 277 Park Avenue, 9th Floor, New York, New York 10172, attention of Equity Syndicate Desk; and notices to the Company shall be directed to it at One Vectren Square, Evansville, Indiana 47708, attention of Jerome A. Benkert, Jr.

SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon each of the Underwriters, the Forward Seller, the Forward Purchaser and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Forward Seller and the Forward Purchaser and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Forward Seller, the Forward Purchaser and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 14. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

SECTION 16. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Forward Seller, the Forward Purchaser and the Underwriters, or any of them, with respect to the subject matter thereof.

SECTION 17. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the initial public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) and no Underwriter has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

SECTION 18. Effect of Headings. The Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Forward Seller and the Company in accordance with its terms.

Very truly yours,

VECTREN CORPORATION

By:	/s/ Robert L. Goocher
Name:	Robert L. Goocher
Title:	Vice President and Treasurer

J.P. MORGAN SECURITIES INC., as agent for one of its affiliates, as Forward Seller

By:	/s/ Yaw Asamoah-Duodu
Authorized Signatory

CONFIRMED AND ACCEPTED,

as of the date first above written:

J.P. MORGAN SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

   INCORPORATED

For themselves and as Representative of the other Underwriters named in Schedule A attached hereto.

By:	J.P. Morgan Securities Inc.

By:	/s/ Yaw Asamoah-Duodu
Authorized Signatory

By:	Merrill Lynch, Pierce Fenner & Smith Incorporated

By:	/s/ Karl F. Schlopy
Authorized Signatory

SCHEDULE A

Name of Underwriter	Number of Initial Securities
J.P. Morgan Securities Inc.	1,610,000
Merrill Lynch, Pierce, Fenner & Smith
Incorporated	1,610,000
Robert W. Baird & Co. Incorporated	345,000
A.G. Edwards & Sons, Inc.	345,000
Edward D. Jones & Co., L.P.	345,000
Wachovia Capital Markets, LLC	345,000

4,600,000

Sch A - 1

SCHEDULE B

Pricing Script

Price per share to the public: $28.33

Sch B - 1

SCHEDULE C

List of Issuer Free Writing Prospectuses

NONE

Sch C - 1

SCHEDULE D

List of Subsidiaries

Indiana Gas Company, Inc.

Southern Indiana Gas and Electric Company

Vectren Energy Delivery of Ohio, Inc.

Vectren Energy Marketing & Services, Inc.

Sch D - 1

SCHEDULE E

List of Persons and Entities

Subject to Lock-up

Jerome A. Benkert, Jr.

Carl L. Chapman

Ronald E. Christian

William S. Doty

John M. Dunn

Niel C. Ellerbrook

John D. Engelbrecht

Anton H. George

Martin C. Jischke

Robert L. Koch II

William G. Mays

J. Timothy McGinley

Richard P. Rechter

R. Daniel Sadlier

Richard W. Shymanski

Michael L. Smith

Jean L. Wojtowicz

Sch E - 1

Exhibit A

[FORWARD AGREEMENT ]

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Exhibit B-1

FORM OF OPINION OF COMPANY’S COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(b)

(a) The Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Indiana.

(b) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus, or the Disclosure Package, and to enter into and perform its obligations under, or as contemplated under, the Purchase Agreement and the Forward Agreement.

(c) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Affect.

(d) The Securities, if any, issued and sold by the Company in lieu of shares to be borrowed and sold by the Forward Seller (the “Initial Issuer Shares”), have been duly authorized by the Company for issuance and sale pursuant to the Purchase Agreement, and when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration therefor as specified therein, will be validly issued, fully paid and non-assessable and will not be issued in violation of any preemptive or other similar rights of any securityholder of the Company; and the Initial Issuer Shares conform to the description thereof contained in the Prospectus.

(e) The Shareholders Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement, enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Rights under the Shareholders Rights Plan to which holders of the Securities will be entitled have been duly authorized and will be validly issued; and the Rights conform to the description thereof contained in the Prospectus.

(f) Each Subsidiary (with the exception of Vectren Energy Delivery of Ohio, Inc.) has been duly incorporated and is validly existing as a corporation in good standing, under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Prospectus or the Disclosure Package and is duly qualified as a foreign corporation to transact business and is in good standing, in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be in good standing would not result in a Material Adverse Effect.

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(g) Except as otherwise disclosed in the Registration Statement, the Prospectus and the Disclosure Package, all of the issued and outstanding shares of capital stock of each Subsidiary (with the exception of Vectren Energy Delivery of Ohio, Inc.) have been duly authorized and validly issued, are fully paid and non-assessable and, to the best of our knowledge, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and none of the outstanding shares of capital stock of any Subsidiary (with the exception of Vectren Energy Delivery of Ohio, Inc.) were issued in violation of any preemptive or other similar rights of any securityholder of such Subsidiary.

(h) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

(i) The Forward Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement, enforceable against the Company in accordance with its terms.

(j) The Registration Statement has been become effective under the 1933 Act; any required filing of each prospectus relating to the Securities (including the Prospectus) pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(k) The Registration Statement, including without limitation the Rule 430B Information, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (including without limitation each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations), other than the financial statements and related notes and supporting schedules and financial data included therein or omitted therefrom, as to which we need express no opinion, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(l) The documents incorporated by reference in the Registration Statement, the Prospectus, or the Disclosure Package (other than the financial statements and related notes and supporting schedules and financial data included therein or omitted therefrom, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

(m) To the best of our knowledge, except as otherwise disclosed in the Registration Statement, the Prospectus, and the Disclosure Package, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the assets, properties or operations of the Company or any of its

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subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which could reasonably be expected to result in a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the assets, properties or operations thereof or the consummation of the transactions contemplated under the Purchase Agreement and the Forward Agreement or the performance by the Company of its obligations thereunder.

(n) The information in the Prospectus under “Description of Stock” and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company’s charter and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

(o) All descriptions in the Registration Statement, the Prospectus, or the Disclosure Package of contracts and other documents to which the Company or any of its subsidiaries are a party are accurate in all material respects.

(p) To the best of our knowledge, neither the Company nor any of its subsidiaries (with the exception of Vectren Energy Delivery of Ohio, Inc.) is in violation of its charter or by-laws. Based solely on inquiries we have made of the Company’s Executive Vice President/Chief Financial Officer, Executive Vice President/General Counsel/Secretary, Vice President/Treasurer and Vice President/Controller, and on the officer’s certificate attached hereto as Exhibit 1, no default by the Company or any of its subsidiaries (with the exception of Vectren Energy Delivery of Ohio, Inc.) exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the Prospectus or the Disclosure Package, or filed or incorporated by reference as an exhibit to the Registration Statement or any document filed with the Commission under the 1934 Act, except for such defaults that could not reasonably be expected to result in a Material Adverse Effect.

(q) The execution, delivery and performance of the Purchase Agreement and the Forward Agreement, in connection with the transactions contemplated in the Purchase Agreement, the Forward Agreement, the Registration Statement, the Prospectus or the Disclosure Package (including the issuance and sale of the Securities, the settlement by the Company of the Forward Agreement and the use of any proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations under the Purchase Agreement and the Forward Agreement have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the assets, properties or operations of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws (or other organizational documents) of the Company or any of its subsidiaries or any applicable law, statute, rule,

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regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations.

(r) The Company is not, and in the event that all of the Securities issued and sold pursuant to the Purchase Agreement were Initial Issuer Shares, upon the application of any net proceeds therefrom as described in the Registration Statement, the Prospectus and the Disclosure Package and the consummation of the transactions contemplated in the Forward Agreement would not be, an “investment company” within the meaning of the Investment Company Act of 1940.

(s) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic (whether federal, state or local) or foreign, is necessary or required for due authorization, execution or delivery by the Company of the Purchase Agreement or the Forward Agreement or for the performance by the Company of its obligations thereunder, in connection with the offering or sale of the Securities under the Purchase Agreement or the consummation of the transactions contemplated by the Purchase Agreement or the Forward Agreement, except such as have been already made, obtained or rendered or as may be required under state securities or blue sky laws.

(t) Further, although we are not passing upon and do not assume any responsibility for, the accuracy and completeness of the statements (except as covered by (xi), (xii), (xiv) and (xv)) contained in the Registration Statement, Prospectus or the Disclosure Package, or any amendment or supplement thereto, we advise you, on the basis of the discussions and inquiries concerning various legal and related subjects and reviews of and reports on certain corporate records, documents and proceedings and conferences with representatives of the Company at which certain portions of the Registration Statement, the Prospectus and the Disclosure Package were discussed, no facts have come to our attention that would lead us to believe that (1) the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (other than the financial statements and supporting schedules and other financial data included therein or omitted therefrom as to which we express no opinion), at the time such Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Company’s Annual Report on Form 10-K with the Commission) became effective, at each new effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the 1933 Act Regulations, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (2) that the Prospectus or any amendment or supplement thereto (except for the financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented Prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (3) the Disclosure Package (except for financial statements and supporting schedules and other financial data included therein or omitted therefrom, as to which we express no opinion), at the Applicable Time, included an untrue statement of material fact or omitted to state a material fact necessary

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in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

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Exhibit B-2

FORM OF OPINION OF COMPANY’S GENERAL COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(b)

1. The information in the Company’s annual report on Form 10-K, filed February 16, 2007, in Item 3, under the caption “Legal Proceedings”, and in the Prospectus, to the extent that it constitutes matters of law, summaries of legal matters or the Company’s charter, bylaws or legal proceedings, or legal conclusions, has been reviewed by me and is correct in all material respects.

2. To the best of my knowledge, neither the Company nor any subsidiary is in violation of its charter or by-laws and no default by the Company or any subsidiary exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement, the Prospectus or the Disclosure Package or filed or incorporated by reference as an exhibit to the Registration Statement, except for defaults which individually or in the aggregate would not have a Material Adverse Effect.

3. To the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

4. To the best of my knowledge, there are no statutes or regulations that are required to be disclosed in the Registration Statement, the Prospectus or the Disclosure Package that are not described as required.

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Exhibit B-3

FORM OF OPINION OF COMPANY’S OHIO COUNSEL

TO BE DELIVERED PURSUANT TO

SECTION 5(b)

1.	The Company has been duly incorporated, is validly existing, and is in good standing as a corporation under the laws of the State of Ohio and has corporate power and authority to own, to lease, and to operate its properties and to conduct its business as described in the Registration Statement, the Prospectus, and the Disclosure Package.

2.	Except as otherwise disclosed in the Registration Statement, (a) all of the issued and outstanding shares of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and, to the best of our knowledge, are owned by Vectren, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim, or equity; and (b) none of the outstanding shares of the Company was issued in violation of the preemptive or similar rights of any securityholder of the Company.

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Exhibit C

FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS

PURSUANT TO SECTION 5(i)

J.P. Morgan Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith

         Incorporated

as Representatives of the several Underwriters

c/o Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

4 World Financial Center

New York, New York 10080

Re: Proposed Public Offering by Vectren Corporation

Dear Sirs:

The undersigned, a [director] [executive officer] [5% stockholder] of Vectren Corporation, an Indiana corporation (the “Company”), understands that J.P. Morgan Securities Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters (in such capacity, collectively, the “Representative”), propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company and [NAME] providing for the public offering of shares (the “Securities”) of the Company’s common stock, no par value per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a [director] [executive officer] [5% stockholder] of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of the Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to any sale, transfer or other disposition of shares of Common Stock by the undersigned pursuant to any contract, instruction or plan intended to comply with an existing Rule 10b5-1 plan promulgated under the Securities Exchange Act of 1934.

Notwithstanding the foregoing, if:

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(1) during the last 17 days of the 90-day lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

(2) prior to the expiration of the 90-day lock-up period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day lock-up period;

then the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Representative waives, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the 90-day lock-up period pursuant to the previous paragraph will be delivered by the Representative to the Company (in accordance with Section 11 of the Purchase Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this lock-up agreement during the period from the date of this lock-up agreement to and including the 34th day following the expiration of the initial 90-day lock-up period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the 90-day lock-up period (as may have been extended pursuant to the previous paragraph) has expired.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

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